ASSIGNMENT  AND  PURCHASE  AGREEMENT,  dated as of August  25,  2005,  (the
"Assignment Agreement"), by and between Werner Faenger (the "Assignor") and Airtrax, Inc. (the "Assignee").

                               W I T N E S E T H:

     Filco GmbH (the "Company"), has heretofore issued, on or about June 13, 2004, to the Assignor a Note in the principal amount of 258,651.18 (euro), a copy of which is attached hereto as Schedule A (the "Original Debenture").

     The Assignor desires to assign the Original Debenture, representing a principal amount of 258,651.18 (euro), which together with interest to 30 July 2005 equals the sum of 275,000.00 (euro) (the "Assigned Interest") (which at today's conversion rate of $1.23015 as noted on http://www.xe.com/ exchange rates, equals the sum of $338,291 US Dollars), to the Assignee, and the Assignee is willing to accept such assignment, all on the terms and conditions hereinafter set forth, including, but not limited to, the consent of the Company to such assignment.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

In consideration of the Assignee's issuance to Assignor of shares of common stock of the Assignee (as determined below) (the "Shares"), the Assignor hereby assigns to the Assignee all of the Assignor's right, title and interest in and to the Assigned Interest in the Original Debenture, including the interest rates established in the Original Debenture, and all lien or security positions now held by the Lender with regard to this Original Debenture (the "Transferred Interest"). The exact number of Shares to be issued by Assignee to Assignor shall be 187,939

          (i) $338,291 will be paid by the issuance of shares of Assignee's common stock, which stock will be valued at 72% of the "bid" price of the stock as of the close of business on August 24, 2005 which will be acknowledged as payment in full.

          (ii) The Assignor represents that the Assignor has full title to the Transferred Interest, free and clear of any liens or interests of any other party (except the interests, if any, of the Company therein).

     2. (i) The Assignee hereby accepts the assignment of the Transferred Interest from the Assignor and agrees to deliver the Shares to the Assignor.

          (ii) The Assignee agrees with the Assignor and the Company that effective upon the execution and delivery of this Assignment Agreement by the Assignor, the Assignee and the Company, the Assignee shall, to the extent of the Transferred Interests, be deemed a signatory to the Original Debenture as and to the extent relevant, ab initio, in the place and stead of the Assignor.

          (iii) The Assignee's current address and other contact information is provided below opposite the Assignee's signature on this Assignment Agreement.

     3. The Assignor hereby represents and warrants to, and covenants and agrees with, the Assignee and the Company as follows:

          a. The Assignor is purchasing the securities and will be acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

          b. The Assignor is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act,
(ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and
(iv) able to afford the loss of the Shares.

          c. The Assignor understands and agrees that the Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Investor contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. The Shares shall have "piggy-back" registration rights.

          d. The certificates representing the Shares shall bear the following or similar legend:

          "The shares represented by this certificate have not been registered under the securities act of 1933, as amended. These shares may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement under such securities act or any applicable state securities law or an opinion of counsel reasonably satisfactory to the company that such registration is not required."

All subsequent offers and sales of the securities by the Assignor shall be made pursuant to registration under the 1933 Act or pursuant to an exemption from registration.

          e. The Assignor understands that the securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Assignee and the Company are relying upon the truth and accuracy of, and the Assignor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Assignor set forth herein in order to determine the availability of such exemptions and the eligibility of the Assignor to acquire the Securities.

          f. The Assignor acknowledges that it, together with its own advisors, if any, have made such investigation of the Assignee as they deem appropriate under the circumstances, including a review of all filings of the Assignee which are publicly available on EDGAR. The Assignor acknowledges that the Assignee is not in a position to provide any additional information relating to the Assignee and that the Assignee is not under any obligation to provide information to the Assignor in connection with the Assignor's transaction with the Assignee.

          g. The Assignor understands that its investment in the securities involves a high degree of risk.

          h. The Assignor hereby represents that, in connection with its purchase of the securities, it has not relied on any statement or representation by the Assignee, the Company or any of their respective officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

          i. The Assignor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.

          j. This Assignment Agreement and, as a result of the transactions contemplated hereby, the Original Debenture, have been duly and validly authorized, executed and delivered on behalf of the Assignor and are valid and binding agreements of the Assignor enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     4. The Company, by its execution in the space provided at the foot of this Agreement, (a) hereby consents to the assignment of the Transferred
Interest to the Assignee, (b) agrees to issue to the Assignee a replacement Debenture in the principal amount of 275,000.00 (euro), having the same terms as the Original Debenture, (including reference to June 13, 2004 as the Original Issue Date), promptly after the execution of this Assignment Agreement, and the delivery by the Assignor of the Original Debenture to the Company, and (c) agrees to treat the Assignee as if it were a party to the Original Debenture, with respect to the Transferred Interest, ab initio in the place and stead of the Assignor.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

NOTARY
------
On  this  date,   Werner   Faenger   did
personally appear before me and signed this document in my presence.

                                  THE ASSIGNOR:
-------------------------
                                       By: /s/ Werner Faenger
                                       ----------------------
                                       Werner Faenger
                                       Address: Heiligenhauser Str. 23
                                                40884 Ratingen Germany
                                                49-2102-604-78
                                                49-2102-706668 Fax
                                                WFaenger@filcogmbh.com


                                  THE ASSIGNEE:

                                  Airtrax Inc.


                                       By: /s/ Peter Amico
                                       -------------------
                                       Name:    Peter Amico
                                       Title:   President/CEO
                                       Address: 200 Freeway Drive
                                                Unit One
                                                Blackwood, NJ 08012
                                                609-567-7806
                                                609-567-7895
                                                pamico@airtrax.com

                                  ACKNOWLEDGED BY FILCO GMBH:

                                       By: /s/ Stephan Schmidt
                                       -----------------------
                                       Stephan Schmidt
                                       Filco GmbH